Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 2,078	$ 2,270
Debt issue costs - Revolving Facility	6,040	5,757
Refundable deposit - 777 PMPA	8,393	8,073
Mineral royalty interest	6,606	6,606
Other	5,340	3,691
Total other long-term assets	$ 28,457	$ 26,397